UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

Seagen Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders (the “Special Meeting”) of Seagen Inc., a Delaware corporation (the “Company”), was held virtually via the Internet at www.virtualshareholdermeeting.com/SGEN2023SM on May 30, 2023 at 12:00 PM, Pacific Time. The Special Meeting was held in order to vote upon the proposals set forth in the definitive proxy statement of the Company filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2023 (as amended and supplemented by the Company in its Current Reports on Form 8-K, filed with the SEC on May 15, 2023 and May 23, 2023, the “Proxy Statement”) relating to the transaction contemplated by the Agreement and Plan of Merger, dated as of March 12, 2023 (as it may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, Pfizer Inc., a Delaware corporation (“Pfizer”), and Aris Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Pfizer (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Pfizer (the “Merger”).

As of the close of business on April 17, 2023, the record date for the Special Meeting, there were 187,457,104 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) issued and outstanding eligible to vote at the Special Meeting. A total of 164,514,035 shares of Common Stock were represented in person or by proxy at the Special Meeting, representing 87.76% of the total voting power of the holders of Common Stock, which constituted a quorum for the transaction of business at the Special Meeting.

The following are the voting results of the proposals considered and voted upon at the Special Meeting. Each proposal is described in the Proxy Statement.

Proposal No. 1

To adopt the Merger Agreement. The proposal was approved by the votes indicated below:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
164,395,821	83,653	34,561	N/A

Proposal No. 2

To approve, on a non-binding, advisory basis, certain compensation arrangements for the Company’s named executive officers in connection with the Merger. The proposal received the votes indicated below and was not approved:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
66,708,247	97,167,567	638,221	N/A

Item 8.01	Other Events.

On May 30, 2023, the Company issued a press release announcing the voting results from the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 30, 2023.

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGEN INC.

Date: May 31, 2023	By:	/s/ Jean I. Liu
Jean I. Liu
Chief Legal Officer